Monarch Select Subsector Index ETF

MSSS

SUMMARY PROSPECTUS

June 30, 2025

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated June 30, 2025, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.monarchfunds.com. You can also obtain these documents at no cost by calling 1-541-291-4405 or by sending an email request to ordermonarchetfs@ultimusfundsolutions.com. Shares of the Fund are listed and traded on Cboe BZX Exchange, Inc. (the “Exchange”).

Investment Objective: The Monarch Select Subsector Index ETF (the “Fund”) seeks to replicate investment results that generally correspond, before fees and expenses, to the performance of the Monarch Select Subsector Index (the “Index”).

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.23%
Acquired Fund Fees and Expenses(1)	0.35%
Total Annual Fund Operating Expenses	1.43%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$146	$452	$782	$1,713

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal period ended February 28, 2025, the Fund’s portfolio turnover rate was 172% of the average value of its portfolio.

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Principal Investment Strategies: The Fund is a fund of funds that invests at least 80% of its total assets in the constituents of the Index. The Index consists of 10 equally-weighted U.S. listed ETFs of any market capitalization that represent economically advantageous U.S. sectors and subsectors.

Kingsview Wealth Management LLC (the “Adviser”) is the Index provider. The Index follows a proprietary rules-based methodology that selects which equity sectors and subsectors to invest in based on the phase of the economic cycle. The methodology uses employment trends to determine the phase of the economic cycle and identifies the sectors and subsectors that have historically performed well during such cycle. The Index methodology selects the ETFs that are expected to deliver the best risk adjusted return for the identified phase. Because the Fund may hold subsector ETFs from the same sector, the Fund at any given time may have a significant percentage of its assets invested in one or more sectors relative to other sectors. As of February 28, 2025, the Index had over 25% exposure to the healthcare sector.

The Adviser utilizes a sub-adviser, Penserra Capital Management LLC (the “Sub-Adviser”), to manage the assets of the Fund. The Sub-Adviser uses a replication indexing strategy to manage the Fund. “Replication indexing” is a strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The index is sponsored by Solactive A.G. (“Solactive”), which is independent of the Fund, the Adviser and the Sub-Adviser. Solactive calculates and publishes the market value of the Index based on the Index’s constituents. The Index is unmanaged and cannot be invested in directly.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value (“NAV”) and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

Authorized Participant Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares (“Shares”) may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized participant concentration risk may be heightened for ETFs that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.

Early Close/Trading Halt Risk. An exchange or market may close or impose a market trading halt or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by a Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of a particular sector, or a particular company.

ETF Structure Risk. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund and only to authorized participants at NAV in large blocks known as “Creation Units.” An authorized participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for Shares may not be developed or maintained. Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility.
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•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
o	The market price of Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.

Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Limited History of Operations Risk. The Fund has a limited history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, regulatory events, tariffs and trade wars, and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on the U.S. financial market.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a holding due to current or projected underperformance of a holding, industry or sector unless that holding is removed from the Index or selling the holding is otherwise required upon rebalancing of the Index as addressed in the Index methodology.

Sector Exposure Risk. The Fund may have significant exposure to a limited number of issuers conducting business in the same sector, subsector or group thereof. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector, subsector, or a group thereof, and the securities of companies in that sector, subsector or group of thereof could react similarly to these or other developments.

Healthcare Sector Risk. The health care sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by product liability claims, rapid obsolescence, and patent expirations.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of an imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing difference, the Fund’s holding of cash, difference in timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Turnover Risk. A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Frequent trading of securities may also increase the Fund’s realized capital gains or losses, which may increase the taxes you pay as a Fund shareholder. The Fund is expected to have a high portfolio turnover rate.

Underlying ETF Risk. While the Underlying ETFs seek to provide certain investment outcomes, there is no guarantee that they will successfully do so. Because the Fund’s value is based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as ETF Structure Risk, Passive Investment Risk and Tracking Error Risk.

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Performance: Because the Fund does not have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.monarchfunds.com or by calling toll free at (541) 291-4405.

Investment Adviser: Kingsview Wealth Management, LLC

Investment Sub-Adviser: Penserra Capital Management LLC (“Penserra”)

Portfolio Managers: Dustin Lewellyn, CFA, Managing Director of Penserra; and Ernesto Tong, CFA, Managing Director of Penserra, have each served the Fund as its portfolio managers since it commenced operations. Christine Johanson, CFA, Director of Penserra, has served the Fund as a portfolio manager since August 2024.

Purchase and Sale of Fund Shares: Individual Shares may be purchased and sold in secondary market transactions through a broker dealer or at market price. Shares are listed for trading on the Exchange and trade at market prices rather than NAV. Shares may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the second market (the “bid-ask spread”). Information on the Fund’s net asset value, market price, premiums and discounts and bid-asks spreads is presented on the Fund’s website at www.monarchfunds.com.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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